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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2000


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact name of Registrant as specified in its charter)


                                    Singapore
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                         (State or other jurisdiction of
                                 incorporation)



       0-23354                                                Not Applicable
-----------------------                                   ----------------------
     (Commission                                              (IRS Employer
    File Number)                                            Identification No.)


11 Ubi Road 1, #07-01/02, Meiban Industrial Building, Singapore      408723
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         (Address of principal executive offices)                  (Zip Code)


                                  (65) 844-3366
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On June 20, 2000, Flextronics International Ltd. ("Flextronics") entered into an Underwriting Agreement (the "Underwriting Agreement") with Banc of America Securities LLC, Salomon Smith Barney Inc., Thomas Weisel Partners LLC and Lehman Brothers, Inc. providing for the public offering of 5,500,000 Ordinary Shares of Flextronics, all of which are being sold by Flextronics, at a public offering price of $71.25 per share. In addition, Flextronics granted the underwriters an option, exercisable for 30 days after the offering, to purchase an additional 825,000 Ordinary Shares to cover over-allotments, if any.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibits are filed herewith:

     1.01 Underwriting Agreement dated as of June 20, 2000 among Flextronics International Ltd. and Banc of America Securities LLC, Salomon Smith Barney Inc., Thomas Weisel Partners LLC and Lehman Brothers Inc.



                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FLEXTRONICS INTERNATIONAL LTD.



Date:  June 22, 2000                        By:    /s/ Robert R.B. Dykes
                                                 -------------------------------
                                                 Robert R.B. Dykes
                                                 President, Systems Group and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER                               DESCRIPTION
   ------                               -----------
    1.01        Underwriting Agreement dated as of June 20, 2000 among
                Flextronics International Ltd. and Banc of America Securities
                LLC, Salomon Smith Barney Inc., Thomas Weisel Partners LLC and
                Lehman Brothers Inc.